UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2006

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact name of each registrant as specified in their charters)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On October 5, 2006, Emergency Medical Services Corporation (the “Company”) issued a press release regarding a settlement with the U.S. Department of Justice (the “DOJ”) with respect to the DOJ’s investigation into the conduct of American Medical Response, Inc., the Company’s subsidiary, occurring in periods prior to 2002. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information furnished in this report shall not be deemed to constitute an admission that such information contains material information required to be furnished by Regulation FD.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Emergency Medical Services Corporation, dated October 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION
(Registrant)

October 6, 2006	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P.
(Registrant)

	By:	Emergency Medical Services Corporation,
its General Partner

October 6, 2006	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel